GFH Intermediate Holdings Ltd Acquisition (Details) - Schedule of purchase price allocation $ in Thousands	Dec. 31, 2021 USD ($)
Schedule of purchase price allocation [Abstract]
Total share consideration	$ 32,050	[1]
Total Purchase Consideration	32,050
Intangible assets – trade name/ trademarks	580
Intangible assets – developed technology	11,490
Intangible assets – Customer database	4,500	[2]
Deferred Tax liability	(4,308)	[3]
Fair value of net assets acquired	12,262
Goodwill value	$ 19,788	[4]

[1]	The purchase consideration represented the fair value of the convertible promissory notes that were converted into common stock of MICT.
[2]	The customer database value is based on the cost to recreate, as indicated by management.
[3]	Represents the income tax effect of the difference between the accounting and income tax bases of the identified intangible assets, using an assumed statutory income tax rate of 26%.
[4]	The goodwill is not deductible for tax purposes.